NOTES AND LOANS PAYABLE	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
NOTES AND LOANS PAYABLE

7.	NOTES AND LOANS PAYABLE

Notes payable at December 31, 2023 and 2022, respectively, are summarized as follows:

	December 31,
	2023	2022
Notes and loans payable	$2,280,743	$155,598
Less current portion	(2,136,077)	(15,809)
Long-term portion	$144,666	$139,789

Long-term debt matures as follows:

Amount
2024	$2,136,077
2025	4,989
2026	4,989
2027	4,989
2028	4,989
Thereafter	124,710
Total	$2,280,743

Loans and Notes Payable – Unrelated Party

On March 12, 2009, the Company issued a debenture in the principal amount of $20,000. The debenture bore interest at 12% per year and matured on September 12, 2009. The balance of the debenture was $10,989 at December 31, 2023 and 2022. The accrued interest of the debenture was $7,547 and $6,229 at December 31, 2023 and 2022, respectively. The Company assigned all of its receivables from consumer activations of the rewards program as collateral on this debenture.

Small Business Administration (“SBA”) Loans

On June 2, 2020, the Company obtained an SBA loan in the principal amount of $150,000 with an interest rate of 3.75% and a maturity date of June 2, 2050. The principal balance and accrued interest at December 31, 2023 was $149,655 and $956, respectively, and principal and accrued interest at December 31, 2022 was $144,609 and $5,723, respectively.

Line of Credit

On September 29, 2023, the Company and Nova entered into a two-year revolving purchase and security agreement with DML HC Series, LLC to sell, with recourse, Nova’s accounts receivables for a revolving financing up to a maximum advance amount of $4.5 million. As of December 31, 2023, the Company had $2,120,100 outstanding balance against the revolving receivable line of credit. The revolving purchase and security agreement includes discounts recorded as interest expense on each funding and matures on September 29, 2025.